UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 15, 2007

Cleveland-Cliffs Inc
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 Superior Avenue, Cleveland, Ohio		44114-2589
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-694-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Cleveland-Cliffs Inc published a press release October 15, 2007 as follows:

NEWS RELEASE

Cleveland-Cliffs Announces Expanded Finance Group
and Organization Changes

Terrance Paradie and Kathleen Bardwell Named to Executive Finance Positions

Cleveland, OH—Oct. 15, 2007—Cleveland-Cliffs Inc (NYSE: CLF) today announced changes in its Finance Group, including the appointments of Terrance M. Paradie, CPA, CA, as vice president, corporate controller, and Kathleen L. Bardwell, CPA, as vice president, internal audit.

Laurie Brlas, Cleveland-Cliffs’ senior vice president and chief financial officer, said: "As we expand Cliffs’ presence as an international mining company, it is necessary that we establish the requisite talent and structure to support both our core business and our accelerating growth. With this objective in mind, we have made a number of new appointments and changes to Cliffs’ finance organization, effective immediately."

Terrance Paradie Named VP, Corporate Controller
Terrance Paradie, 39, joins Cleveland-Cliffs from the international accounting and consulting firm KPMG LLP, where he served in a variety of roles since joining the firm in 1992, most recently as an audit partner. In his current position, Paradie is responsible for Cliffs’ corporate internal and external accounting and reporting, including Securities and Exchange Commission (SEC) reporting and disclosures. He is also responsible for setting accounting and reporting policy, including the control processes and procedures for all areas of the Company.

Paradie is a member of the Institute of Chartered Accountants of Ontario, the Canadian Institute of Chartered Accountants, the American Institute of Certified Public Accountants and the Ohio Society of Certified Public Accountants. He earned a Bachelors of Commerce from the University of Windsor, with dual majors in Accounting and Finance.

Kathleen Bardwell Named VP, Internal Audit
Kathleen L. Bardwell, 51, Cliffs’ newly appointed vice president, internal audit, brings more than 25 years’ experience in accounting and internal audit, in conjunction with demonstrated expertise in risk assessment, corporate governance and SEC reporting. She joins Cliffs from STERIS Corporation where she served as senior director, internal audit. Prior to that, she was vice president, internal audit & tax, for Cole National Corporation.

Bardwell is a member of the American Institute of Certified Public Accountants, the Ohio Society of Certified Public Accountants, the Institute of Internal Auditors and has served as a Board of Directors member for numerous community and civic organizations.

Steven Raguz Promoted to VP, Corporate Planning and Treasurer
Steven M. Raguz, 39, Cliffs’ vice president, corporate planning and strategic analysis, will assume the added role of treasurer of the Company. Raguz joined Cliffs in March 2007, with responsibilities for long-term financial planning and strategic analysis, including evaluation of corporate development opportunities and strategic transactions. His appointment to treasurer is intended to ensure capital structure planning is aligned with Cliffs’ long-term strategic plan, as well as strategic cash management.

Robert Leroux Named VP, Finance
Robert J. Leroux, 57, a 32-year mining-industry veteran, has been named vice president, finance, and assumes financial responsibility for Cliffs’ growing international operations. Previously, Leroux served as vice president, controller for Cliffs. In his new role, he will coordinate the Company’s financial activities in Latin America and Asia-Pacific. In addition, he is leading the financial integration of Cliffs’ newly acquired metallurgical coal operations and is serving as financial liaison to Cliffs’ current and future international joint-venture partners.

To be added to Cleveland-Cliffs’ e-mail distribution list, please click on the link below:
http://www.cpg-llc.com/clearsite/clf/emailoptin.html

Cleveland-Cliffs Inc, headquartered in Cleveland, Ohio, is an international mining company, the largest producer of iron ore pellets in North America and a major supplier of metallurgical coal to the global steelmaking industry. The Company operates six iron ore mines in Michigan, Minnesota and Eastern Canada, and three coking coal mines in West Virginia and Alabama. Cliffs also owns 80 percent of Portman Limited, a large iron ore mining company in Australia, serving the Asian iron ore markets with direct-shipping fines and lump ore. In addition, the Company has a 30 percent interest in the Amapá Project, a Brazilian iron ore project, and a 45 percent economic interest in the Sonoma Project, an Australian coking and thermal coal project.

This news release contains predictive statements that are intended to be made as "forward-looking" within the safe harbor protections of the Private Securities Litigation Reform Act of 1995. Although the Company believes that its forward-looking statements are based on reasonable assumptions, such statements are subject to risk and uncertainties.

Actual results may differ materially from such statements for a variety of reasons, including: changes in the sales mix; the impact of other price-adjustment factors on the Company’s North American sales contracts; changes in demand for iron ore pellets by North American integrated steel producers, or changes in Asian iron ore demand due to changes in steel utilization rates, operational factors, electric furnace production or imports into the United States and Canada of semi-finished steel or pig iron; availability of capital equipment and component parts; availability of float capacity on the Great Lakes; changes in the financial condition of the Company’s partners and/or customers; market forces that negatively impact the domestic and international metallurgical coal markets; changes in global demand for metallurgical coal by integrated steel producers due to changes in steel utilization rates; rejection of major contracts and/or venture agreements by customers and/or participants under provisions of the U.S. Bankruptcy Code or similar statutes in other countries; the impact of consolidation in the steel industry; events or circumstances that could impair or adversely impact the viability of a mine and the carrying value of associated assets; inability to achieve expected production levels; failure to receive or maintain required environmental permits; problems with productivity, labor disputes, weather conditions, fluctuations in ore grade, tons mined, changes in cost factors including energy costs, transportation and employee benefit costs; and the effect of these various risks on the Company’s future cash flows, debt levels, liquidity and financial position.

Reference is also made to the detailed explanation of the many factors and risks that may cause such predictive statements to turn out differently, set forth in the Company’s Annual Report and Reports on Form 10-K and previous news releases filed with the Securities and Exchange Commission, which are publicly available on Cleveland-Cliffs’ website. The information contained in this document speaks as of the date of this news release and may be superseded by subsequent events.

News releases and other information on the Company are available on the Internet at:
http://www.cleveland-cliffs.com

SOURCE: Cleveland-Cliffs Inc

CONTACT:
Steve Baisden
Director, Investor Relations
and Corporate Communications
(216) 694-5280
srbaisden@cleveland-cliffs.com

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleveland-Cliffs Inc

October 17, 2007	By:	Traci L. Forrester

Name: Traci L. Forrester
Title: Assistant Secretary